As filed with the Securities and Exchange Commission on March 31, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
Neuberger Berman Real Estate Securities Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)

Date of fiscal year end: October 31

Date of reporting period: January 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

JANUARY 31, 2014

Schedule of Investments Real Estate Securities Income Fund Inc.
(Unaudited)

Number of Shares	Value	($)†

Common Stocks (92.8%)

Apartments (4.9%)
56,900	AvalonBay Communities, Inc.	7,027,150	ØØ
117,501	Mid-America Apartment Communities, Inc.	7,583,515	ØØ
		14,610,665
Commercial Financing (9.7%)
409,423	Apollo Commercial Real Estate Finance, Inc.	6,886,495	ØØ
150,000	Blackstone Mortgage Trust, Inc. Class A	4,209,000
583,100	Starwood Property Trust, Inc.	17,609,620	ØØ
		28,705,115
Diversified (5.2%)
164,586	Digital Realty Trust, Inc.	8,392,240	ØØ
125,265	EPR Properties	6,398,536	ØØ
7,700	Vornado Realty Trust	707,091
		15,497,867
Health Care (17.2%)
248,600	HCP, Inc.	9,732,690	ØØ
121,450	Health Care REIT, Inc.	7,034,384	ØØ
60,000	LTC Properties, Inc.	2,277,000	ØØ
396,700	OMEGA Healthcare Investors, Inc.	12,670,598	ØØ
309,552	Ventas, Inc.	19,312,949	ØØ
		51,027,621
Home Financing (1.4%)
376,500	Annaly Capital Management, Inc.	4,054,905	ØØ

Industrial (7.6%)
153,722	EastGroup Properties, Inc.	9,121,864	ØØ
346,036	ProLogis, Inc.	13,412,355	ØØ
		22,534,219
Lodging/Resorts (4.6%)
282,100	LaSalle Hotel Properties	8,677,396
203,800	RLJ Lodging Trust	5,090,924	ØØ
		13,768,320
Mixed (1.4%)
112,900	Liberty Property Trust	4,109,560	ØØ

Office (5.8%)
46,000	Boston Properties, Inc.	4,972,140	ØØ
168,700	Corporate Office Properties Trust	4,192,195	ØØ
161,480	Highwoods Properties, Inc.	5,997,367	ØØ
124,500	Piedmont Office Realty Trust, Inc. Class A	2,075,415	ØØ
		17,237,117
Real Estate Management & Development (4.8%)
129,000	Altisource Residential Corp.	3,870,000
553,100	Brookfield Office Properties, Inc.	10,326,377
		14,196,377
Regional Malls (9.6%)
325,000	CBL & Associates Properties, Inc.	5,521,750	ØØ
210,378	Macerich Co.	11,907,395	ØØ
47,061	Simon Property Group, Inc.	7,286,925	ØØ
431,200	Westfield Group	3,849,121
		28,565,191
Self Storage (7.5%)
54,200	Public Storage	8,541,378	ØØ
200,865	Sovran Self Storage, Inc.	13,640,742	ØØ
		22,182,120
Shopping Centers (11.2%)
143,900	Brixmor Property Group, Inc.	2,975,852
171,100	Equity One, Inc.	3,877,126	ØØ
42,300	Federal Realty Investment Trust	4,610,700	ØØ
199,000	Kimco Realty Corp.	4,161,090	ØØ
95,000	Regency Centers Corp.	4,573,300	ØØ
149,070	Tanger Factory Outlet Centers	4,975,956	ØØ
425,693	Urstadt Biddle Properties, Inc. Class A	7,986,001	ØØ
		33,160,025
Timber (1.9%)
127,600	Rayonier, Inc.	5,647,576	ØØ

Total Common Stocks (Cost $207,026,633)		275,296,678

Preferred Stocks (42.0%)

Commercial Financing (7.6%)
131,915	iStar Financial, Inc., Ser. E, 7.88%	3,139,577	ØØ
185,000	iStar Financial, Inc., Ser. G, 7.65%	4,256,850	ØØ
185,000	iStar Financial, Inc., Ser. I, 7.50%	4,329,000	ØØ
444,484	NorthStar Realty Finance Corp., Ser. B, 8.25%	10,725,399	ØØ
		22,450,826
Diversified (5.1%)
150,000	American Homes 4 Rent ,Ser. B, 5.00%	3,682,500	*a
160,600	Cousins Properties, Inc., Ser. B, 7.50%	4,002,152	ØØ
302,000	DuPont Fabros Technology, Inc., Ser. A, 7.88%	7,531,880	ØØ
		15,216,532
Industrial (0.9%)
111,900	Terreno Realty Corp., Ser. A, 7.75%	2,837,784	ØØ

Lodging/Resorts (7.3%)
370,000	Ashford Hospitality Trust, Inc., Ser. D, 8.45%	9,272,200	ØØ
185,800	Eagle Hospitality Properties, Inc., Ser. A, 8.25%	186	*
35,905	LaSalle Hotel Properties, Ser. G, 7.25%	879,673	ØØ
250,000	Pebblebrook Hotel Trust, Ser. A, 7.88%	6,387,500
200,000	Sunstone Hotel Investors, Inc., Ser. D, 8.00%	5,060,000
		21,599,559
Manufactured Homes (1.2%)
150,000	Equity Lifestyle Properties, Inc., Ser. C, 6.75%	3,478,500

Office (7.2%)
200,000	Corporate Office Properties Trust, Ser. L, 7.38%	4,884,000	ØØ
6,000	Highwoods Properties, Inc., Ser. A, 8.63%	7,065,000
175,000	Kilroy Realty Corp., Ser. H, 6.38%	3,732,750
240,000	SL Green Realty Corp., Ser. I, 6.50%	5,640,000	ØØ
		21,321,750
Regional Malls (9.0%)
398,015	CBL & Associates Properties, Inc., Ser. D, 7.38%	9,580,221	ØØ
165,000	CBL & Associates Properties, Inc., Ser. E, 6.63%	3,697,650
255,816	Glimcher Realty Trust, Ser. G, 8.13%	6,431,214	ØØ
100,000	Glimcher Realty Trust, Ser. H, 7.50%	2,383,000
200,000	Taubman Centers, Inc., Ser. J, 6.50%	4,522,000	ØØ
		26,614,085
Shopping Centers (3.7%)
150,000	Cedar Realty Trust, Inc., Ser. B, 7.25%	3,451,500	ØØ
250,000	DDR Corp., Ser. K, 6.25%	5,385,000
99,000	Saul Centers, Inc., Ser. C, 6.88%	2,316,600
		11,153,100
Total Preferred Stocks (Cost $124,611,643)		124,672,136

Short-Term Investments (0.5%)
1,399,578	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $1,399,578)	1,399,578

Total Investments (135.3%) (Cost $333,037,854)		401,368,392	##
Liabilities, less cash, receivables and other assets [(26.9%)]		(79,720,008)
Liquidation Value of Mandatory Redeemable Preferred Shares [(8.4%)]		(25,000,000)

Total Net Assets Applicable to Common Shareholders (100.0%)		296,648,384

See Notes to Schedule of Investments

January 31, 2014 (Unaudited)

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman Real Estate Securities Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
●	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund’s investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund’s investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of January 31, 2014:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Common Stocks^	$275,296,678	$—	$—	$275,296,678
Preferred Stocks
Office	14,256,750	7,065,000	—	21,321,750
Other Preferred Stocks^	103,350,386	—	—	103,350,386
Total Preferred Stocks	117,607,136	7,065,000	—	124,672,136
Short-Term Investments	—	1,399,578	—	1,399,578
Total Investments	$392,903,814	$8,464,578	$—	$401,368,392

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the period ended January 31, 2014.

##
At January 31, 2014, the cost of investments for U.S. federal income tax purposes was $333,193,786.  Gross unrealized appreciation of investments was $79,313,851 and gross unrealized depreciation of investments was $11,139,245 resulting in net unrealized appreciation of $68,174,606 based on cost for U.S. federal income tax purposes.

a	Coupon rate is a fixed rate for an initial period, then resets at a specific date and rate.

*	Security did not produce income during the last twelve months.

ØØ	All or a portion of this security is pledged in connection with the Fund’s loan payable outstanding.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder reports.

Item 2. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: March 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: March 31, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: March 31, 2014